UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2011

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of the Company was held on May 4, 2011.

(b)	There were a total of 15,663,907 of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 13,972,659 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for three year terms:

	FOR	WITHHELD	BROKER NON-VOTES
	# of votes	# of votes	# of votes
Daryl D. Jensen	12,284,093	504,258	1,184,308
Jeffrey S. Lyon	12,583,967	204,384	1,184,308
Donald V. Rhodes	12,566,671	221,680	1,184,308

Based on the votes set forth above, Messrs. Jensen, Lyon, and Rhodes were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2014 and until their respective successors have been duly elected and qualified.

The terms of Directors Daryl Brian S. Charneski, Gary B. Christensen, John A. Clees, Kimberly T. Ellwanger, Peter N. Fluetsch, Philip S. Weigand and Brian L. Vance continued.

Proposal 2. Advisory (Non-binding) approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
12,685,152	85,764	17,435	1,184,308

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. Advisory (Non-binding) vote on the frequency of shareholder votes on executive’s compensation:

1 year	2 years	3 years	Abstain	Broker Non-Vote
11,948,050	23,566	778,244	29,951	1,184,308

Based on the votes set forth above, the frequency of shareholder votes on executive’s compensation was approved by shareholders to be a one year frequency.

Proposal 4. Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2011. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
13,899,791	35,732	37,136	—

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent auditors to serve for 2011 was duly ratified by the shareholders.

Proposal 5. Amendment of the Articles of Incorporation to eliminate staggered terms for directors. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
13,811,468	147,979	13,212	—

Based on the votes set forth above, the amendment of the Company’s Articles of Incorporation was approved by shareholders.

Proposal 6. Approval of a Shareholder Proposal (Non-binding) to require that directors be elected by a majority vote. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
6,055,148	6,673,355	59,848	1,184,308

Based on the votes set forth above, the shareholder proposal was opposed by shareholders.

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 6, 2011

HERITAGE FINANCIAL CORPORATION

By:	/s/ BRIAN L. VANCE
Brian L. Vance
President and Chief Executive Officer